Exhibit 10.1

Confidential Material Omitted – To be filed separately with the Securities and Exchange Commission upon request. Double asterisks denote omissions.

ORDER FORM

Ken Jisser, CEO
The Pipeline Group
1625 The Alameda, Suite 402
San Jose, CA 95126
Phone: (408) 348-5069
Email: [**]

Rhon Daguro, CEO
Ed Sellitto, CFO
Graham Arad, General Counsel
AuthID Inc.
1580 N. Logan St, Ste 660, Unit 51767
Denver, Colorado 80203

BANK DETAILS:

Bank of America
6490 Camden Ave, San Jose CA 95120
Phone: (408) 977-4820
Account Name: The Pipeline Group
Account Number: [**]
Routing Number: [**]

TPG Addendum

Addendum to TPG Order Form (June 2023 as amended October 2023)

DocuSign Envelope ID: 178E234E-0EFC-44C7-A643-1A475E8A6B44

Launchpad xDR as a Service	Deliverables

1. Two (2) Full-Time Equivalent Business Development Representatives (xDRs) – xDRs As A Service for outbound calling - [**]	[**]

2. xDR Support (xDR) - xDR Support Rep for Full-Time Equivalent xDR - [**]	[**]

Technology Package

Technology	Deliverables

LaunchQTM – [**]	[**]

TPG Task & Activity Outcome Package – [**]	[**]

TPG Exception Reporting – [**]	[**]

TPG Meeting Influence Tracking – [**]	[**]

TPG Account Matcher – [**]	[**]

TPG Predictable Pipeline Reporting – [**]	[**]

TPG Email Engagement – [**]	[**]

Project Assumptions

Assumption	Comments

1. Customer will provide timely access to sales and marketing content and collateral.

2. Automated Dialer licenses are included	List price $[**]/Month

3. Travel expenses are not included	Travel and Expenses will be approved in advance by Customer and added to a separate invoice.

4. The TPG Data & Technology Package is included in the active services agreement.	All data & technology included during the term of this agreement.

5. Custom or Salesforce APEX code development not in scope

6. Anticipated Results (per xDR): [**]	[**]

7. CRM license fees not included	CRM license fees are included when operating in The Pipeline Group Salesforce org.

8. TPG Data Services	Human-verified data [**] records per month per xDR. For example, if there are [**] xDRs assigned to the customer, the xDR team would receive up to [**] records per month. [**]

Terms

Start Date	End Date	Terms	Price
1/1/2024	6/18/2024	Term: Co-termed with “TPG Order Form (June 2023 as amended October 2023)”.	The Pipeline Group PE Partner Package Main Tasks & Products 1-2

		DocuSign Envelope ID: 178E234E-0EFC-44C7-A643-1A475E8A6B44	Total Price: [**] per Month Co-termed with Original “TPG Order Form (June 2023)”

Payments	Terms
Project Scope: Main Tasks 1-2
Add [**] additional xDR as a Service at [**].	$	[**]

Monthly payments are due on the 20th business day of every month and The Pipeline Group will invoice 30 days in advance. The terms, pricing, and conditions included herein expire if this proposal is not executed on or before 12/28/2023.

Please make all checks or wire transfers payable to The Pipeline Group, Inc.

Signatories

authID Inc.		The Pipeline Group, Inc.

Signed	/s/ Ed Sellitto	Signed	/s/ Ken Jisser
Name	Ed Sellitto	Name	Ken Jisser
Title	CFO	Title	CEO
Date	12/19/2023	Date	12/19/2023

The information contained in this order form is confidential information.

Exhibit A

Payment Schedule

Subscription Period	January 1, 2024 - June 18, 2024
Term Length		6 (months)
30-Day Set-up & Configuration	$	[**]
Monthly Per xDR Price (List)	$	[**]
Monthly Per xDR Price (Discount)	$	[**]
Monthly Price		$98,000
Total Price		$574,000
Deliverables		[**]

[**]111

This Payment Schedule replaces and supersedes the Payment Schedule in the Order Form dated effective as of October 16, 2023